UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2015

FRANKLIN RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-09318	13-2670991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Franklin Parkway, San Mateo, California 94403

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (650) 312-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 25, 2015, Franklin Resources, Inc. (the “Company”) entered into: (i) an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Citigroup Global Markets Inc., as representatives, (the “Representatives”) of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters $400,000,000 aggregate principal amount of its 2.850% Notes due 2025 (the “Notes”), for sale by the Underwriters (the “Offering”) pursuant to the Company’s registration statement on Form S-3 (File No. 333-183969) (the “Registration Statement”). On March 25, 2015, the Company priced the Offering and on March 30, 2015, the Offering closed. The Company realized approximately $396.7 million in proceeds from the Offering, net of underwriting discounts and commissions. The Company intends to use approximately $250.0 million of the net proceeds of the Offering to repay the outstanding 3.125% notes due May 2015 and the remainder for general corporate purposes. The foregoing does not constitute a notice of redemption for or an obligation to issue a notice of redemption for the Company’s outstanding notes.

The Underwriters have performed investment banking and advisory services for the Company and for certain of the Company’s funds from time to time in the ordinary course, for which certain of the Underwriters may have received customary fees and expenses. These services have included acting as underwriters and distributors and providing financing. The Underwriters may, from time to time, engage in other transactions with and perform services for the Company and its funds in the ordinary course of their business.

The Notes were issued by the Company under an indenture, dated as of May 19, 1994 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as successor to Chemical Bank, as Trustee (the “Trustee”), as amended and supplemented by a first supplemental indenture, dated as of October 9, 1996 (the “First Supplemental Indenture”) and a fourth supplemental indenture, dated as of March 30, 2015 (inclusive of the form of global note, the “Fourth Supplemental Indenture”). The Base Indenture as amended and supplemented by the First Supplemental Indenture and the Fourth Supplemental Indenture is referred to as the “Indenture.”

Interest on the Notes will be payable semi-annually on March 30 and September 30 of each year, beginning on September 30, 2015. The Notes will mature on March 30, 2025. The Notes will be unsecured and unsubordinated obligations of the Company and will rank equal with all of the Company’s existing and future unsubordinated indebtedness. The Notes will be structurally subordinated to all of the existing and future debt of the Company’s subsidiaries.

The Company may redeem the Notes prior to maturity in whole or in part at any time, at its option, at certain “make-whole” redemption prices. In the case of any such redemption, the Company will also pay accrued and unpaid interest, if any, to the redemption date.

The Indenture contains, subject to exceptions, limitations on the Company’s ability and the ability of certain of its subsidiaries to pledge voting stock or profit participating equity interests in the subsidiaries to secure other debt without also similarly securing the Notes equally and ratably. The Indenture also includes requirements that must be met if the Company consolidates or merges with, or sells all or substantially all of its assets to, another entity.

The Notes contain customary events of default, including:

•	default in the payment of interest not cured within 30 days;

•	default in the payment of principal when due;

•	certain events of bankruptcy, insolvency or reorganization involving the Company or any significant subsidiary thereof, including the entry of any court order or decree related to these events;

•	default in the performance or breach of any covenant or warranty under the Indenture or the Notes not cured within 60 days after a written notice of default is given by the Trustee or the holders of at least 25% in aggregate principal amount of the outstanding Notes; and acceleration of indebtedness of the Company or any significant subsidiary thereof, or failure to pay any such debt at maturity, in a principal amount in excess of $75 million under the terms of the instrument under which such indebtedness was issued or secured, if such acceleration is not annulled within 30 days after a written notice of default is given by the Trustee or the holders of at least 25% in aggregate principal amount of the outstanding Notes.

The summary of the terms of the Notes set forth above does not purport to be complete and is qualified in its entirety by reference to the text of the Underwriting Agreement and the Indenture. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, the Base Indenture was filed as Exhibit 4.1 to the Registration Statement, the First Supplemental Indenture was filed as Exhibit 4.2 to the Registration Statement and the Fourth Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K, and each of these documents is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Indenture and the Notes is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

Item 8.01.	Other Events

In connection with the offering of the Notes, the Company is filing as Exhibit 5.1 hereto an opinion of counsel addressing the validity of the Notes. Such opinion is incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement for the 2.850% Notes due 2025, dated March 25, 2015, among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named therein

4.1	Fourth Supplemental Indenture, dated as of March 30, 2015 (inclusive of the form of global note of the Company’s 2.850% Notes due 2025)

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN RESOURCES, INC.

Date: March 30, 2015	By:	/s/ Kenneth A. Lewis
Name: Kenneth A. Lewis
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement for the 2.850% Notes due 2025, dated March 25, 2015, among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named therein

4.1	Fourth Supplemental Indenture, dated as of March 30, 2015 (inclusive of the form of global note of the Company’s 2.850% Notes due 2025)

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)

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